UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2005

Youbet.com, Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5901 De Soto Avenue, Woodland Hills, California		91367
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-668-2100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On February 8, 2005, Youbet.com, Inc. issued a press release announcing that it has entered into a non-binding letter of intent to acquire International Racing Group (IRG), a privately-held, licensed and regulated pari-mutuel account wagering company based in Curacao, a Netherlands Antilles territory. Youbet’s proposed acquisition of IRG is contingent upon certain events, including the completion of due diligence, approval of the transaction by Youbet’s Board of Directors and the execution of definitive transaction documents. A copy of Youbet’s press release is being filed with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.
(b) Not Applicable.
(c) Exhibit:
99.1 Press release dated February 8, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Youbet.com, Inc

February 11, 2005	By:	Charles Champion

Name: Charles Champion
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release